UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONDUIT PHARMACEUTICALS INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123
(760) 471-8536

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, DECEMBER 18, 2024

To our stockholders:

The 2024 virtual annual meeting of stockholders (the “2024 Annual Meeting”) of Conduit Pharmaceuticals Inc., a Delaware corporation, will be held on Wednesday, December 18, 2024 at 10:00 a.m., Eastern Time, for the following purposes:

1.	to elect six directors, each for a one-year term expiring at our next annual meeting of stockholders and until each such director’s successor is elected and qualified (Proposal No. 1);

2.	to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2); and

3.	to adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of issued shares of the Company’s common stock into a lesser number of shares by a ratio of not less than 1-for-10 and not more than 1-for-100, with the exact ratio to be set within this range by the Board of Directors of the Company (the “Board”) in its sole discretion, in the form attached as Annex A to this proxy statement (Proposal No. 3); and

4.	to transact such other matters as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our common stock as of the close of business on October 25, 2024, the record date, are entitled to notice of and to vote at the 2024 Annual Meeting.

The 2024 Annual Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the 2024 Annual Meeting at https://meeting.vstocktransfer.com/2024conduit. A Zoom account is required to register. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Whether or not you plan to participate virtually in the 2024 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by following the instructions on the document that has been mailed to you, or, if you received a paper copy of the proxy materials, signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting during the 2024 Annual Meeting. If you vote during the 2024 Annual Meeting pursuant to the voting instructions below, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

/s/ Dr. David Tapolczay
Dr. David Tapolczay
Chief Executive Officer
San Diego, California
October 28, 2024

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2024

This Proxy Statement, the Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available online at: https://ts.vstocktransfer.com/irhlogin/I-CONDUIT

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4995 Murphy Canyon Road, Suite 300

San Diego, California 92123
(760) 471-8536

PROXY STATEMENT

Conduit Pharmaceuticals Inc. is furnishing this proxy statement to our stockholders of record as of the close of business on October 25, 2024 (the “Record Date”) in connection with our solicitation of proxies for use at the virtual annual meeting of stockholders to be held on Wednesday, December 18, 2024 at 10:00 a.m., Eastern Time and any adjournment(s), postponement(s) or other delays thereof (the “2024 Annual Meeting”).

The 2024 Annual Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the 2024 Annual Meeting at https://meeting.vstocktransfer.com/2024CONDUIT. A Zoom account is required to register. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

References in this proxy statement to the “Company,” “we,” “us,” “our” and similar terms mean Conduit Pharmaceuticals Inc.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by you at any time before it is voted at the 2024 Annual Meeting, as described below.

We have elected to take advantage of the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rule that allows us to furnish proxy materials to stockholders online. On or about October 28, 2024, we will mail to our stockholders of record as of the close of business on the Record Date either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request a printed set of our proxy materials or (ii) if previously requested, a printed set of our proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed set of our proxy materials unless you specifically request one.

Our principal executive offices are located at 4995 Murphy Canyon Road, Suite 300, San Diego, California, 92123, and our telephone number is (760) 471-8536.

Who May Vote

Only holders of our common stock, par value $0.0001, (the “Common Stock”) outstanding as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2024 Annual Meeting. As of the Record Date, there were 100,774,035 shares of Common Stock outstanding and entitled to vote at the 2024 Annual Meeting and there were no other classes of securities outstanding that will be entitled to vote at the 2024 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.

Voting Requirements and Quorum

A majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the 2024 Annual Meeting, present virtually at the meeting or by proxy, constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner exercises its discretionary authority on one or more “routine matters” but does not vote on a given “non-routine” proposal because, with respect to such proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

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The vote requirement for each matter is as follows:

● Proposal No. 1 (Election of Directors) – Directors are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon such that the nominees receiving the most FOR votes in favor of their election will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

● Proposal No. 2 (Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024) – The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the approval by a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

● Proposal No. 3 (Adoption and approval of the amendment to the Second Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) authorizing a Reverse Stock Split) – The adoption and approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of issued shares of the Company’s common stock, by a ratio of not less than 1-for-10 and not more than 1-for-100, with the exact ratio to be set within this range by the Board in its sole discretion, in the form attached as Annex A to this proxy statement, requires the approval by a majority of the votes cast on the proposal. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

Broker Non-Votes

If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e., your shares are held in “street name”), and you do not provide your bank, broker or other nominee with voting instructions, such nominee has the authority to vote your shares for or against certain “routine” matters. The proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2) and the proposal to adopt and approve the amendment to our Certificate of Incorporation to authorize the Company’s Board to effectuate a reverse stock split, by a ratio of not less than 1-for-10 and not more than 1-for-100, with the exact ratio to be set within this range by the Board in its sole discretion, in the form attached as Annex A to this proxy statement (Proposal No. 3) are the only routine matters being considered at the 2024 Annual Meeting. Accordingly, your banker, broker or other nominee may vote your shares on Proposal No. 2 and Proposal No. 3 even in the absence of your instruction.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2), and “FOR” the adoption and approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of issued shares of the Company’s Common Stock into a lesser number of shares by a ratio of not less than 1-for-10 and not more than 1-for-100, with the exact ratio to be set within this range by the Board in its sole discretion, in the form attached as Annex A to this proxy statement (Proposal No. 3).

General Information

We have designed our virtual format to enhance stockholder access, participation and communication. Our Board has made these materials available to you over the Internet, or has delivered printed versions of these materials to you by mail, in connection with our Board’s solicitation of proxies for use at the virtual-only 2024 Annual Meeting. The 2024 Annual Meeting is scheduled to be held on Wednesday, December 18, 2024 at 10:00 a.m., Eastern Time, registering in advance of the 2024 Annual Meeting at https://meeting.vstocktransfer.com/2024CONDUIT. A Zoom account is required to register. This solicitation is for proxies for use at the 2024 Annual Meeting or at any reconvened meeting after an adjournment or postponement of the 2024 Annual Meeting.

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the proxy card) to vote your shares at the 2024 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2024 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2), and “FOR” the adoption and approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of issued shares of the Company’s Common Stock into a lesser number of shares by a ratio of not less than 1-for-10 and not more than 1-for-100, with the exact ratio to be set within this range by the Board in its sole discretion, in the form attached as Annex A to this proxy statement (Proposal No. 3).

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Voting at the 2024 Annual Meeting

The 2024 Annual Meeting will be held entirely online, and you will not be able to physically attend the virtual meeting. Stockholders may attend and participate in the 2024 Annual Meeting by registering in advance of the 2024 Annual Meeting at https://meeting.vstocktransfer.com/2024CONDUIT. A Zoom account is required to register.

Shares held in your name as the stockholder of record may be voted electronically during the 2024 Annual Meeting. Shares held in street name, for which you are the beneficial owner but not the stockholder of record, also may be voted electronically during the 2024 Annual Meeting so long as you obtain a legal proxy from your bank, broker or other nominee and follow the procedures described below.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2024 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2024 Annual Meeting. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the virtual 2024 Annual Meeting, you must, in addition to registering in advance at https://meeting.vstocktransfer.com/2024CONDUIT, obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the 2024 Annual Meeting. After obtaining a valid legal proxy and completing the proxy card indicating your voting instructions, you must submit proof of your legal proxy, along with your proxy card, as attachments via email to vote@vstocktransfer.com in order to vote during the 2024 Annual Meeting.

Even if you plan to participate in the 2024 Annual Meeting, we recommend that you submit a proxy to vote your shares in advance, so that your vote will be counted if you later decide not to participate in the 2024 Annual Meeting.

Voting Without Participating in the 2024 Annual Meeting

To submit a proxy to vote your shares without participating in the 2024 Annual Meeting, please follow the instructions for Internet voting on the Notice of Internet Availability of Proxy Materials, the proxy card or on the instructions provided with your proxy materials. If you request printed copies of the proxy materials by mail, you may also submit a proxy to vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to participate in the 2024 Annual Meeting.

How to Participate in the 2024 Annual Meeting

You are entitled to participate in the 2024 Annual Meeting only if you were a stockholder of record as of the Record Date or you hold a valid proxy for the 2024 Annual Meeting.

If you do not comply with the procedures outlined above under “Voting at the 2024 Annual Meeting”, you will not be admitted to the 2024 Annual Meeting. We recommend that you log in at least 15 minutes before the 2024 Annual Meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the 2024 Annual Meeting during the check-in or meeting time, please call (888) 799-9666.

If we experience technical difficulties during the meeting (such as a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via the meeting website.

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Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting a new proxy with a later date via the Internet before 11:59 p.m., Eastern Time, on December 17, 2024, or by mail that is received by us prior to the 2024 Annual Meeting or (ii) notifying our Secretary before the 2024 Annual Meeting by mail at the address shown on page 1. If you participate in the virtual-only 2024 Annual Meeting and vote during the meeting in the virtual platform, any previously submitted proxy or voting instructions will be revoked.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please follow the directions on the document that has been mailed to you, for each account. You should vote all of your shares of Common Stock.

Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker or direct a written request to Conduit Pharmaceuticals Inc., 4995 Murphy Canyon Drive, Suite 300, San Diego California, 92123, attention: Corporate Secretary. A separate copy of the proxy materials or our 2023 Annual Report will be delivered to you promptly and without charge. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

For Assistance with Technical Difficulties at the 2024 Annual Meeting

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call (888) 799-9666.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

Pursuant to the provisions of our Certificate of Incorporation and our Amended and Restated Bylaws, each member of our Board is to be elected each year to hold office for one year until the annual meeting of stockholders after such election. Our current Board, fixed at six directors, recommends that the stockholders elect all six of our director nominees at the 2024 Annual Meeting to serve until our next annual meeting of stockholders and until such director’s successor is elected and qualified. The six nominees who are standing for election to our Board at the 2024 Annual Meeting and certain information with respect to their backgrounds are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to vote for a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.

Director Nominees

Our Board has nominated and recommended for election the following persons to stand for election at the 2024 Annual Meeting: David Tapolczay, Freda Lewis-Hall, James Bligh, Faith L. Charles, Chele Chiavacci Farley and Andrew Regan.

The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below. It is the intention of our Board’s designated proxy holders (who are identified on the enclosed proxy card), unless otherwise instructed, to vote to elect David Tapolczay, Freda Lewis-Hall, James Bligh, Faith L. Charles, Chele Chiavacci Farley and Andrew Regan.

In the event that any of our Board’s nominees is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to select a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.

Set forth below are the name, age and position of each nominee, as of the Record Date.

Nominee Name	Age	Director Since	Position with Our Company
David Tapolczay	65	2023	Chief Executive Officer and Director
Freda Lewis-Hall	69	2023	Chairperson of the Board
James Bligh	37	2023	Interim Chief Financial Officer, Senior Vice President – Strategy and Director
Faith L. Charles	63	2023	Director
Chele Chiavacci Farley	57	2023	Director
Andrew Regan	58	2023	Director

Nominees for Election as Directors

David Tapolczay. Dr. Tapolczay has more than 20 years of experience in research and development management. He has served as our Chief Executive Officer and a member of the Board since September 2023. He was a co-founder and served as the Chief Executive Officer a member of the board of directors of Old Conduit from 2019 until the business combination (the “Business Combination”) in September 2023. He served as Chief Executive Officer of St George Street Capital, a United Kingdom-based medical research charity that is a business partner to Conduit, from July 2018 to September 2023. He also serves as Chief Executive Officer of Medeor Pharma Ltd, a pharmaceutical consultancy company, a position which he has held since 2006.

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From February 2008 to December 2018, he served as Chief Executive Officer at LifeArc (formerly the Medical Research Counsel Technology Group (MRCT)), a United-Kingdom based charity advancing lab-based scientific discoveries to a point at which they can be developed into the next generation of diagnostics, treatments and cures. He previously served as joint worldwide head of chemistry for Zeneca Agrochemicals, a research and development unit of AstraZeneca, and as senior manager of chemical development for GlaxoSmithKlein plc, a pharmaceutical and biotechnology company. Dr. Tapolczay served as Executive Vice President at Cambridge Discovery Chemistry, where he was responsible for the rapid growth of Cambridge Discovery Chemistry and was a key figure in two successful sales of that company, the first to Oxford Molecular and the second to Millennium Pharmaceuticals. After this last acquisition, Dr. Tapolczay was Senior Vice President of Pharmaceutical Sciences at Millennium Pharmaceuticals, with responsibility for over 230 scientists. On leaving Millennium, Dr. Tapolczay was a founder and Chairman of Pharmorphix Ltd., which was acquired by Sigma Aldrich Fine Chemicals in August 2006. He has also been involved with the start-up of five companies, all of which are still trading and one of which has been AIM listed. He was VP of Technology Development for GSK Pharmaceuticals from December 2005 to April 2007. He was awarded visiting Professorial Chair in Chemistry at Sussex University from August 1999 to May 2007 and has previously held the position of visiting lecturer at Nottingham, Reading and Durham Universities and a member of both the Technical Opportunities Panel and the User Panel of the EPSRC. He holds a BSc Hons and PhD in Chemistry from the University of Southampton. Dr. Tapolczay also completed his Post-Doctoral Experience in Organic Chemistry from the University of Oxford. Dr. Tapolczay was selected to serve on our Board following the Business Combination based on his deep knowledge of Conduit, his extensive experience in research and development of clinical assets, and his in-depth knowledge of the pharmaceutical industry.

Freda Lewis-Hall, M.D., DFAPA. Dr. Lewis-Hall has served as a member of our Board since September 2023. She served as Senior Medical Advisor to the CEO of Pfizer Inc., or Pfizer, from December 2019 until her retirement in March 2020. Before assuming that responsibility, beginning January 2019, Dr. Lewis-Hall served as Chief Patient Officer and Executive Vice President of Pfizer. Dr. Lewis-Hall served as Pfizer’s Chief Medical Officer from 2009 to January 2019. Prior to joining Pfizer in 2009, Dr. Lewis-Hall held various senior leadership positions including Chief Medical Officer and Executive Vice President, Medicines Development at Vertex Pharmaceuticals Incorporated from June 2008 to May 2009; Senior Vice President, U.S. Pharmaceuticals, Medical Affairs for Bristol-Myers Squibb Company from 2003 until May 2008; Vice President Research and Development at Pharmacia Corporation from 2002-2003; Product Team Leader at Pharmacia and Eli Lilly and Company from 1998 to 2002; Director of Lilly Center for Women’s Health from 1996-1999; and Clinical Research Physician at Eli Lilly from 1994 through 1996. In October 2021, Dr. Lewis-Hall became a member of the board of directors for Pyxis Oncology (Nasdaq: PYXS), (where she serves as a member of the Nominating and Corporate Governance Committee); she serves as a member of the board of directors for Milliken & Company since July 2019, as a member of the Audit and HR and Compensation Committees; and as a member of the board of directors of SpringWorks Therapeutics, Inc. (Nasdaq GS: SWTX) since 2017, where she serves as the chair of the Nominating and Governance Committee and as a member of the audit committee. Dr. Lewis-Hall served as a member of the board of directors for Exact Sciences Corporation (Nasdaq: EXAS) from April 2020 to June 2024 where she served as a member of the Human Capital and Innovation, Technology and Pipeline Committees; a member of 1LifeHealthCare, Inc. (Nasdaq: ONEM) board from November 2019 to 2023, serving as a member of the Nominating and Corporate Governance Committee; she also served as a member of the board of directors for Tenet Healthcare Corporation (NYSE: THC) from 2014 to 2017.

Dr. Lewis-Hall holds an M.D. from Howard University College of Medicine and a B.A. in natural sciences from the Johns Hopkins University. The Company believes Dr. Lewis-Hall is qualified to serve on the Board based on her expertise and experience in the biopharmaceutical industry and her leadership experience as a senior executive at various biopharmaceutical companies.

James (“Jamie”) Bligh. Mr. Bligh has served as our Interim Chief Financial Officer since May 2024, a member of our Board since September 2023, and also currently serves as our Interim Chief Financial Officer and as Senior Vice President – Strategy. He was a co-founder of Conduit Pharmaceuticals Limited in 2019 and has served as a member of its board of directors since its inception. From 2008 to 2019, Mr. Bligh worked closely with investment vehicle Corvus Capital Limited, including as a Partner, where he led a number of reverse takeover transactions, stock market listings, initial public offerings, secondary fundraisings, and merger transactions. Mr. Bligh’s prior transaction experience includes advising several special purpose acquisition vehicles in listing on the London Stock Exchange, including the listing of Bermele Plc, a special purpose acquisition vehicle, and the subsequent acquisition of Bermele by East Imperial Pte. Ltd., a global purveyor of ultra-premium beverages, in June 2019; the listing of Leverett Plc, which subsequently acquired Nuformix Plc, a pharmaceutical development company targeting unmet medical needs in fibrosis and oncology via drug repurposing; and Cizzle Biotechnology Holdings PLC, a UK-based diagnostics developer. Jamie previously served as a director of Bermele Plc from June 2021 through February 2022; Mertz Plc from January 2021 through March 2022; and East Imperial Pte. Ltd. from September 2017 through April 2018. Jamie graduated from the University of Bristol with a BSc in Economics & Finance. Mr. Bligh was selected to serve on our Board following the Business Combination based on his past experience with business development, capital raising, financings, public offerings and other strategic transactions, including mergers and acquisitions.

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Faith L. Charles. Ms. Charles has served as a member of our Board since September 2023. She has been a corporate transactions and securities partner at the law firm of Thompson Hine LLP since 2010. She leads Thompson Hine’s Life Sciences practice and co-heads the securities practice, advising public and emerging biotech and pharmaceutical companies in the U.S. and internationally. Ms. Charles negotiates complex private and public financing transactions, mergers and acquisitions, licensing transactions and strategic collaborations. She serves as outside counsel to a myriad of life sciences companies and is known in the industry as an astute business advisor, providing valuable insights into capital markets, corporate governance and strategic development. Ms. Charles has been a member of the board of directors of: CNS Pharmaceuticals, Inc. (Nasdaq: CNSP), a biotechnology company developing novel treatments for cancers of the brain and central nervous system, since December 2022; Avenue Therapeutics, Inc. (Nasdaq: ATXI), a specialty pharmaceutical company specializing in developing and commercializing therapies for the treatment of the central nervous system, since May 2022; and Abeona Therapeutics, Inc. (Nasdaq: ABEO), a fully integrated gene and cell therapy company, since March 2021. Ms. Charles serves as Chair of CNS Pharmaceuticals, on the Audit Committee of Avenue Therapeutics and on the Audit Committee and as the Chair of the Nominating and Governance Committee of Abeona Therapeutics. From 2018 until October 2021, Ms. Charles served on the Board of Directors and as a member of the Audit Committee and Chair of the Compensation Committee of Entera Bio Ltd., a publicly-traded biotechnology company. Ms. Charles founded the Women in Bio Metro New York chapter and chaired the chapter for five years. She also served on the national board of Women in Bio. Ms. Charles is also a member of the board of Red Door Community (formerly Gilda’s Club New York City.) She has been recognized as a Life Sciences Star by Euromoney’s LMG Life Sciences, has been named a BTI Client Service All-Star, and was named by Crain’s New York Business to the list of 2020 Notable Women in the Law. Ms. Charles holds a J.D. degree from The George Washington University Law School and a B.A. in Psychology from Barnard College, Columbia University. Ms. Charles is a graduate of Women in Bio’s Boardroom Ready Program, an Executive Education Program taught by The George Washington University School of Business. Ms. Charles’ qualifications to serve on our Board include her leadership skills and her vast legal experience representing companies in the biotech and pharmaceutical field.

Chele Chiavacci Farley. Ms. Chele Chiavacci Farley has served on our Board since the closing of our initial public offering. She currently serves as a partner and managing director of Mistral Capital International (“Mistral”), a private equity firm, that she has been a part of since 1995. In her role as Partner and Managing Director of Mistral, Ms. Farley originates, evaluates and executes equity investment opportunities, creates and implements deal and financial structures, negotiates with banks for credit facilities, and oversees management. Ms. Farley is the President and a member of the Board of Directors and Management Committee of Palmilla San Jose Inmobiliaria, the Master Developer of the luxury Palmilla resort development in Cabo San Lucas, Mexico. Prior to Mistral, Ms. Farley was Vice President of Tricap International from 1994 to 1995. From 1992 to 1994, Ms. Farley was an Associate at UBS Capital Corporation, and analyzed and evaluated principal investment and financing opportunities for the firm’s internal $1 billion fund. Ms. Farley began her career as a Financial Analyst in the Global Finance department - Energy and Telecom Group of Goldman, Sachs & Co. Ms. Farley has also had an active political career. In 2020, Ms. Farley ran for election to the U.S. House of Representatives to represent New York’s 18th Congressional district. In 2018, Ms. Farley ran for election to the U.S. Senate to represent New York. Ms. Farley graduated from Stanford University with a B.S. and M.S. in Industrial Engineering. She is a member of YPO - Young Presidents’ Organization. Ms. Farley was selected to serve on our Board following the Business Combination based on her past experience with business development, capital raising, financings, and banking.

Andrew Regan. Dr. Regan is a British born polar explorer and entrepreneur. He has served as a member of our Board since September 2023. He was a co-founder of Conduit Pharmaceuticals Limited and has served as a board member of Old Conduit since 2019. Dr. Regan also founded Corvus Capital Limited and has been its Chief Executive Officer since 2008. Corvus Capital is an investment vehicle that was previously listed on the London Stock Exchange prior to being taken private in 2008. Corvus Capital continues to invest in a number of industries and sectors. Dr. Regan also has experience as an investor in a number of public and private companies, including ASOS.com Ltd, a global online fashion and beauty retailer, Virtual Internet, an IT services company that specializes in hosting infrastructure such as VMWare cloud hosting and Managed and Dedicated Servers, and Imperial Energy Corporation plc, an upstream oil and gas exploration and production company. Prior to that, Dr. Regan was the Chief Executive Officer of Hobson Plc, which was listed on the London Stock Exchange, until its sale in 1996 through a cash takeover. Dr. Regan has a strong interest in the use of bio-inspired science to create solutions for present day problems. In 2014, he was awarded a PhD from Oxford Brookes University for his research in writing and developing a bio-inspired algorithm for forecasting the financial markets. He is passionate about the polar regions and is an accomplished polar explorer having led a number of expeditions to both the Arctic and Antarctica. Dr. Regan was selected to serve on our Board following the Business Combination based on his knowledge of Old Conduit and his extensive experience in investing, financing, overseeing and developing companies.

Vote Required

Directors are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon such that the nominees receiving the most FOR votes in favor of their election will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

Recommendation

Our Board recommends that you vote “FOR” each of the nominees named above (Proposal No. 1 on the proxy card).

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DIRECTORS’ NOMINATION

The Nominating and Corporate Governance Committee assists the Board with its oversight of and identification of individuals qualified to become members of the Board, consistent with criteria approved by the Board, and selects, or recommends that the Board selects, director nominees; develops and recommends to the Board a set of corporate governance guidelines; oversees the evaluation of the Board; and reviews the environmental, safety, sustainability, and corporate social responsibility policies, objectives, and practices on a periodic basis.

The Nominating and Corporate Governance Committee is comprised of two members: Dr. Lewis-Hall (Chairperson) and Ms. Charles. The composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations.

Criteria for Board Membership. Although there are no specific criteria for identifying and recommending new candidates to serve as directors, candidates may be interviewed by our Board to evaluate the following, among other qualifications that the Board may deem appropriate:

●	experience as a director of another publicly-traded corporation, experience in industries or with technologies relevant to our Company, accounting or financial reporting experience, or such other professional experience that the Board determines qualifies an individual for Board service;

●	candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a director and management, independent thinking, articulate communication and intelligence; and

●	any other factors as the Board deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board.

Although there is no written diversity policy, our Board generally considers diversity of knowledge, skills and professional experience as factors in evaluating candidates for our Board.

Stockholder Nominees. Please refer to the section titled “Stockholder Proposals” for further information regarding how our stockholders may nominate directors.

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DIRECTORS’ COMPENSATION

Compensation Program for the Board of Directors

We adopted a compensation program for our Board, which became effective upon completion of the Business Combination. Under the compensation program, the non-employee directors receive the following annual cash retainers for their service on the Board and its committees:

●	$35,000 for each non-employee director;

●	$30,000 for the Chairperson of the Board;

●	$15,000 for the chair of the Audit Committee and $7,500 for each of the other members of that committee;

●	$10,000 for the chair of the Compensation Committee and $5,000 for each of the other members of that committee; and

●	$8,000 for the chair of the Nominating and Corporate Governance Committee and $4,000 for each of the other members of that committee.

In addition, each non-employee director who is initially elected or appointed to the Board on or after the completion of the Business Combination will automatically be granted on the day of such first election or appointment a stock option to purchase 65,000 shares of our Common Stock (the “Initial Award”) (provided that the Initial Award with respect to each non-employee director who initially was elected or appointed to the Board at the closing of the Business Combination was granted upon the effectiveness of the Form S-8 with respect to the our Common Stock issuable under the 2023 Stock Incentive Plan). Each Initial Award will vest and become exercisable in substantially equal installments on each of the first three anniversaries of the date of grant, subject to the non-employee director continuing in service on the board of directors through each such vesting date.

A non-employee director who is serving on the Board as of the date of any annual meeting after the effective date of the new program, and who will continue to serve as a non-employee director immediately following such meeting, will automatically be granted on the date of such annual meeting a stock option to purchase 32,500 shares of our Common Stock, which amount is pro-rated for new directors to reflect their service since the last annual meeting (the “Annual Award”). Each Annual Award will vest and become exercisable on the earlier of (i) the first anniversary of the date of grant, or (ii) the date immediately prior to the next annual meeting of the Company’s stockholders following the date of grant, subject to the non-employee director continuing in service on the Board through such vesting date.

Upon a change in control, all outstanding equity awards that are held by a non-employee director shall become fully vested and exercisable. Board members who are also employees of the Company, such as Dr. Tapolczay and Mr. Bligh, are not eligible to participate in the non-employee director compensation program described above and did not receive any compensation for service on the Board in 2023. Moreover, Dr. Regan waived his right to receive equity awards and cash fees under the program.

The 2023 Plan provides that the sum of the grant date fair value of all equity-based awards and the maximum amount of cash that may become payable to any individual for services as a non-employee director during any calendar year may not exceed $750,000, increased to $1,000,000 in the calendar year of a non-employee director’s initial service as a non-employee director. The plan administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

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Total Director Compensation

A summary of compensation paid to each of our directors during fiscal year 2023 is set forth below.

Name(2)	Fees earned or paid in cash ($)		Stock awards ($)	Option awards ($)(1)	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	All Other Compensation		TOTAL ($)
Faith L. Charles	$12,250		$-	$255,180	$-	$-	$-		$208,809
Chele Chiavacci Farley	$13,750		$-	$255,180	$-	$-	$-		$267,430
Freda Lewis-Hall	$20,125		$-	$255,180	$-	$-	$-		$275,305
Jennifer I. McNealey(3)	$11,875		$-	$255,180	$-	$-	$-		$267,055
Andrew Regan	$599,047	(4)	$-	$-	$-	$-	$243,034	(4)	$842,081

(1)	Amounts in this column represents the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of option awards granted to participating non-employee directors on December 1, 2023. For a description of the assumptions we used to calculate these amounts, see Note 10 to the consolidated financial statements included in this Annual Report. As of December 31, 2023, each non-employee director (other than Dr. Regan, who waived his right to receive equity grants and cash fees) held a stock option to purchase 65,000 shares of our Common Stock, with an exercise price equal to $5.51 per share. Each stock option vests as to 1/3 of the underlying shares on each of the first three anniversaries of the vesting commencement date, which is September 22, 2023.
(2)	Board members who are also employees of the Company, such as Dr. Tapolczay and Mr. Bligh, are not eligible to participate in the non-employee director compensation program and did not receive any compensation for service on the Board. As such, both Dr. Tapolczay and Mr. Bligh have been omitted from this table. Additionally, Dr. Regan waived his right to receive equity awards and cash fees under the non-employee director compensation program.
(3)	Jennifer McNealey resigned from the Board effective May 13, 2024.
(4)	This figure includes director’s fees and expenses, as well as accrued fees, paid to Dr. Regan incurred prior to the completion of the Business Combination. Dr. Regan waived his right to receive any compensation for services as a non-employee director of the Company, effective as of the closing of the Business Combination. As a result, Dr. Regan has not been paid any cash retainers or received any equity retainers since the closing date.

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CORPORATE GOVERNANCE

Director Independence

Under the Nasdaq listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. The Board affirmatively determined that all of the Company’s directors, except for Messrs. Bligh, Tapolczay, and Regan are independent directors within the meaning of the applicable Nasdaq listing standards. Due to the resignation of Ms. McNealey, our Board is currently fixed at six members, consisting of 50% independent members and all members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent directors under the applicable Nasdaq listing standards. The Board intends to add an additional independent director by November 12, 2024, pursuant to the Nasdaq Notice, as defined and discussed below under “Standing Committees of our Board – Audit Committee.”

Meetings and Attendance

Following the Business Combination, our Board held one meeting during fiscal year 2023. Each current director who served on the Board during fiscal year 2023 attended 100% of the total number of meetings held during fiscal year 2023 by our Board and committees of our Board of which such director was a member (during the period that the director served). We do not have a policy requiring our directors to attend our annual meetings of stockholders.

Board Leadership Structure

The Board is responsible for the control and direction of the Company. We separate the positions of Chairperson of the Board and Chief Executive Officer of the Company. Dr. Lewis-Hall serves as the Chairperson of the Board and Dr. Tapolczay serves as the Chief Executive Officer of the Company and as a member of the Board. The Board believes that this structure serves us well by maintaining a link between management, through Dr. Tapolczay’s membership on the Board, and the non-executive directors led by Dr. Lewis-Hall in her role as a non-executive Chairperson.

Insider Trading Policy

The use of material non-public information in securities transactions or the communication of such information to others who use it in securities trading (“Tipping”) violates the federal securities laws. Such violations are likely to result in harsh consequences for the individuals involved including exposure to investigations by the SEC, criminal and civil prosecution, disgorgement of any profits realized or losses avoided through use of the non-public information and penalties equal to three times such profits or losses. Further, insider trading violations expose the Company, its management, and other personnel acting in supervisory capacities to potential civil liabilities and penalties for the actions of employees under their control who engage in Insider Trading violations.

Our Insider Trading Policy prohibits our executive officers, the non-employee members of our Board and certain other employees from engaging in the following transactions:

●	selling any of our securities that they do not own at the time of the sale (referred to as a “short sale”);

●	passing material nonpublic information on to others or recommending that another engage in transactions in any securities that they have information on;

●	engage in transactions in publicly-traded or other third-party options relating to our securities, such as puts, calls, and other derivative securities, on an exchange, in any other organized market, or otherwise;

●	using our securities as collateral in a margin account; and

●	pledging our securities as collateral for a loan.

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Hedging or Pledging of Company Stock

Our Company maintains an Insider Trading Policy prohibiting executive officers, the non-employee members of our Board and certain other employees from engaging in hedging or pledging transactions involving Company securities or holding Company securities in a margin account.

Please see “Transactions with Related Persons – Transactions with Corvus Capital Limited” for more information.

Communications with Directors

Communications addressed to the Board will be reviewed by one or more of our executive officers, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, and hostile communications).

Interested parties wishing to communicate with our Board or with individual members of our Board may do so by writing to our Board or to the particular members of our Board, and mailing the correspondence to our Secretary at our address and should prominently indicate on the outside of the envelope that it is intended for our Board or for a specific director. If no director is specified, the communication will be forwarded to the entire Board.

Standing Committees of our Board

The Board has formed the committees described below. Each of the committees operates pursuant to a written charter adopted by the committee or our Board. Each charter sets forth the committee’s specific functions and responsibilities. The Board may from time to time establish other committees.

Audit Committee

The Audit Committee assists the Board with its oversight of the integrity of the financial statements; the compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of the financial risk assessment and risk management. Among other things, the Audit Committee is responsible for reviewing and discussing with management the adequacy and effectiveness of disclosure controls and procedures. The Audit Committee also discusses with management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope, and timing of the annual audit of the financial statements, and the results of the audit, quarterly reviews of the financial statements and, as appropriate, initiates inquiries into certain aspects of the financial affairs.

The Audit Committee is responsible for establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has direct responsibility for the appointment, compensation, retention, and oversight of the work of the independent registered public accounting firm. The Audit Committee has sole authority to approve the hiring and discharging of the independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. The Audit Committee reviews and oversees all related party transactions in accordance with policies and procedures.

The Audit Committee is currently comprised of two members: Ms. Farley (Chairperson) and Dr. Lewis-Hall. Each member of the Audit Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations and each member is financially literate. In addition, the Board has determined that Ms. Farley is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. The charter of the Audit Committee may be found on our website at www.conduitpharma.com/investors.

On May 28, 2024, the Company received a notice (the “Nasdaq Audit Notice”) it was expecting from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, due to the previously disclosed resignation of Ms. Jennifer McNealey from the Board and from all committees on which she served, the Company, effective as of such date of resignation, was not in compliance with Nasdaq’s independent audit committee requirements as set forth in Listing Rule 5605 as a result of the audit committee being comprised of only two independent directors. The Nasdaq Audit Notice had no immediate effect on the listing of the Company’s securities on Nasdaq.

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The Company has until November 12, 2024 to comply with the requirement that the Audit Committee be comprised of at least three independent directors prior to the expiration of the cure period provided pursuant to Nasdaq Listing Rule 5605(c)(4).

Compensation Committee

The Compensation Committee assists the Board with its oversight of the forms and amount of compensation for executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of equity and non-equity incentive plans for employees and other service providers and certain other matters related to compensation programs. The Compensation Committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with the Chief Executive Officer, evaluates the performance of other executive officers (including officers reporting under Section 16 of the Exchange Act).

The Compensation Committee is comprised of two members: Ms. Charles (Chairperson) and Ms. Farley. The composition of the Compensation Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations. Each member of the Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 promulgated under the Exchange Act. The charter of the Compensation Committee may be found on our website at www.conduitpharma.com/investors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board with its oversight of and identification of individuals qualified to become members of the Board, consistent with criteria approved by the Board, and selects, or recommends that the Board selects, director nominees; develops and recommends to the Board a set of corporate governance principles; oversees the evaluation of the Board; and assists in monitoring the approach and strategy relating to environmental, legal and social responsibility, diversity and other corporate citizenship and sustainability matters.

The Nominating and Corporate Governance Committee is comprised of two members: Dr. Lewis-Hall (Chairperson) and Ms. Charles. The composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations. The charter of the Nominating and Governance Committee may be found on our website at www.conduitpharma.com/investors.

Our Board’s Role in Risk Oversight

One of the key functions of our Board is to conduct informed oversight of our risk management process. The Board does not anticipate having a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board will be responsible for monitoring and assessing strategic risk exposure and the Audit Committee will have the responsibility to consider and discuss the Company’s major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements.

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Code of Conduct

We adopted a written Code of Conduct applicable to all of our directors, officers, and employees, which is available on the Company’s website at www.conduitpharma.com/investors. Our Internet website address is provided as an inactive textual reference only. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of property and information, and compliance with legal and regulatory requirements. The Code of Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of its Code of Conduct on its corporate website.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Diversity Matrix

The Company is committed to diversity and inclusion, and believes it is important that the Board is composed of diverse individuals. The Company seeks nominees with a broad diversity of experience, professions, skills and backgrounds. The Board Diversity Matrix set forth below reports self-identified diversity statistics for the Board, as constituted prior to the Annual Meeting, in the format required by Nasdaq’s rules.

Board Diversity Matrix as of October 25, 2024

Total Number of Directors: 6

Part I: Gender Identify	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	2	0	1

Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic or Background	1

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EXECUTIVE COMPENSATION

Historical Compensation of our Named Executive Officers

Dr. Tapolczay and Mr. Sragovicz served as our chief executive officer and chief financial officer, respectively, for fiscal year 2023. Mr. Sragovicz resigned from his position effective May 15, 2024. The following table summarizes the compensation earned by or paid to our principal executive officer and our principal financial officer, who constitute all of our executive officers, for fiscal 2023 and fiscal 2022. We have no defined benefit or actuarial pension plan, and no deferred compensation plan.

Summary Compensation Table

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)	STOCK AWARDS(1) ($)	OPTION AWARDS(1) ($)	NONEQUITY INCENTIVE PLAN COMPENSATIONS ($)	ALL OTHER COMPENSATION	TOTAL ($)
David Tapolczay, Chief Executive Officer and Director	2023	$139,933	$-	$1,203,239	$-	$-	$1,343,172
	2022	$-	$-	$-	$-	$-	$-
Adam Sragovicz, Chief Financial Officer	2023	$116,667	$410,743	$-	$-	$-	$527,410
	2022	$-	$-	$-	$-	$-	$-

(1)	Amounts in these columns represent the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“FASB ASC Topic 718”) for stock awards and option awards granted in 2023. On December 1, 2023, David Tapolczay received a stock option to purchase 298,179 shares of Common Stock; and Adam Sragovicz received a restricted stock unit award covering 74,545 shares of Common Stock. The closing price of our Common Stock on the grant date was $5.51 per share.

Employment Agreements

We entered into employment agreements with our named executive officers on September 22, 2023, which was the closing date of the Business Combination. These agreements are summarized below.

Dr. Tapolczay

On September 22, 2023, we entered into an employment agreement (the “Tapolczay Employment Agreement”) with Dr. Tapolczay, pursuant to which he serves as our Chief Executive Officer of and a member of our Board.

Under the Tapolczay Employment Agreement, Dr. Tapolczay is entitled to (i) an annual base salary of $550,000, and (ii) a target annual bonus opportunity equal to 50% of his base salary, payable based on the achievement of performance objectives as determined by our board of directors. In addition, the Tapolczay Employment Agreement provides that Dr. Tapolczay is entitled to receive a sign-on stock option award to purchase 0.40% of the shares of our Common Stock pursuant to the terms of the 2023 Stock Incentive Plan, which shall vest in equal annual installments on the first four anniversaries of the Business Combination.

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The Tapolczay Employment Agreement provides that if we terminate Dr. Tapolczay’s employment other than for cause or disability, or if he terminates his employment for good reason, in either case other than the change in control protection period (described below), he would be entitled to receive (i) continued payment of his annual base salary for 12 months following the date of termination, (ii) a lump sum payment of his annual cash performance bonus that had been earned by him for a completed fiscal year or other measuring period but that had not yet been paid to him as of the date of termination, (iii) a lump sum payment equal to his then target annual bonus opportunity, pro-rated based on the total number of days elapsed in the calendar year through the date of termination, (iv) payment or reimbursement of the COBRA premiums for him and his eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements (in either case, less the premiums he was paying for such coverage while employed), until the earliest of (x) the last day of the applicable salary continuation period specified above, or (y) the date he becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan; and (v) accelerated vesting of such number of his unvested equity awards as would have vested had he remained employed during the 12-month period following his date of termination (provided, however, that, any equity awards that vest in whole or in part based on the attainment of performance-vesting conditions shall be governed by the terms of the applicable award agreement).

The Tapolczay Employment Agreement provides that if we terminate Dr. Tapolczay’s employment other than for cause or disability, or if he terminates his employment for good reason, in either case within three months prior to or 12 months after a change in control (such period, the change in control period), he would be entitled to receive (i) continued payment of his annual base salary for 18 months following the date of termination, (ii) a lump sum payment of his annual cash performance bonus that had been earned by him for a completed fiscal year or other measuring period but that had not yet been paid to him as of the date of termination, (iii) a lump sum payment equal to 150% of his then target annual bonus opportunity (without pro-ration), (iv) payment or reimbursement of the COBRA premiums for him and his eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements (in either case, less the premiums he was paying for such coverage while employed), until the earliest of (x) the last day of the applicable salary continuation period specified above, or (y) the date he becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan; and (v) accelerated vesting of 100% of his unvested equity awards (provided, however, that, any equity awards that vest in whole or in part based on the attainment of performance-vesting conditions shall be governed by the terms of the applicable award agreement).

Additionally, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the executive than receiving the full amount of such payments.

In exchange for the severance benefits described above, Dr. Tapolczay must (i) sign and not revoke a release of claims in favor of the Company, (ii) comply with his proprietary information and inventions assignment agreement, (iii) refrain from soliciting employees of the Company for a period of one year after his termination of employment, and (iv) comply with the other provisions of the Tapolczay Employment Agreement.

Mr. Sragovicz

On September 22, 2023, we entered into an employment agreement (the “Sragovicz Employment Agreement”) with Adam Sragovicz, pursuant to which he served as our Chief Financial Officer. Mr. Sragovicz resigned from his position with the Company effective May 15, 2024.

Under the Sragovicz Employment Agreement, Mr. Sragovicz was entitled to (i) an annual base salary of $400,000, and (ii) a target annual bonus opportunity equal to 40% of his base salary, payable based on the achievement of performance objectives as determined by our Board. In addition, the Sragovicz Employment Agreement provided that Mr. Sragovicz was entitled to receive a sign-on restricted stock unit award covering 0.10% of the shares of our Common Stock pursuant to the terms of the 2023 Stock Incentive Plan, which shall vest in equal annual installments on each of the first three anniversaries of the Business Combination.

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The Sragovicz Employment Agreement provided that if we terminate Mr. Sragovicz’s employment other than for cause or disability, or if he terminates his employment for good reason, in either case other than the change in control protection period (described below), he would be entitled to receive (i) continued payment of his annual base salary for nine months following the date of termination, (ii) a lump sum payment of his annual cash performance bonus that had been earned by him for a completed fiscal year or other measuring period but that had not yet been paid to him as of the date of termination, (iii) a lump sum payment equal to his then target annual bonus opportunity, pro-rated based on the total number of days elapsed in the calendar year through the date of termination, (iv) payment or reimbursement of the COBRA premiums for him and his eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements (in either case, less the premiums he was paying for such coverage while employed), until the earliest of (x) the last day of the applicable salary continuation period specified above, or (y) the date he becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan; and (v) accelerated vesting of such number of his unvested equity awards as would have vested had he remained employed during the nine-month period following his date of termination (provided, however, that, any equity awards that vest in whole or in part based on the attainment of performance-vesting conditions shall be governed by the terms of the applicable award agreement).

The Sragovicz Employment Agreement provided that if we terminate Mr. Sragovicz’s employment other than for cause or disability, or if he terminates his employment for good reason, in either case within three months prior to or 12 months after a change in control (such period, the change in control period), he would be entitled to receive (i) continued payment of his annual base salary for 12 months following the date of termination, (ii) a lump sum payment of his annual cash performance bonus that had been earned by him for a completed fiscal year or other measuring period but that had not yet been paid to him as of the date of termination, (iii) a lump sum payment equal to 100% of his then target annual bonus opportunity (without pro-ration), (iv) payment or reimbursement of the COBRA premiums for him and his eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements (in either case, less the premiums he was paying for such coverage while employed), until the earliest of (x) the last day of the applicable salary continuation period specified above, or (y) the date he becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan; and (v) accelerated vesting of 100% of his unvested equity awards (provided, however, that, any equity awards that vest in whole or in part based on the attainment of performance-vesting conditions shall be governed by the terms of the applicable award agreement).

Additionally, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the executive than receiving the full amount of such payments.

In exchange for the severance benefits described above, Mr. Sragovicz must have (i) signed and not revoked a release of claims in favor of the Company, (ii) complied with his proprietary information and inventions assignment agreement, (iii) refrained from soliciting employees of the Company for a period of one year after his termination of employment, and (iv) complied with the other provisions of the Sragovicz Employment Agreement.

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Outstanding Equity Awards at December 31, 2023

The following table sets forth information with respect to outstanding equity awards held by each of our named executive officers as of December 31, 2023.

	OPTION AWARDS (1)
NAME	OPTION OR STOCK AWARD GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARD: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2) (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(3) ($)
David Tapolczay	12/1/2023	-	-	298,179	$5.51	11/30/2033	298,179	1,356,714
Adam Sragovicz	12/1/2023	-	-	-	$-	N/A	74,545	339,180

(1)	The stock option vests as to 1/4 of the underlying shares on each of the first four anniversaries of the vesting commencement date, which is September 22, 2023.

(2)	The restricted stock unit award vests as to 1/3 of the underlying shares on each of the first three anniversaries of the vesting commencement date, which is September 22, 2023

(3)	Calculated by multiplying the number of restricted stock units by $4.55, the closing market price of our Common Stock on December 29, 2023, the last trading day of our most recently completed fiscal year

2023 Stock Incentive Plan

On September 20, 2023, MURF stockholders approved the Conduit Pharmaceuticals Inc. 2023 Stock Incentive Plan (the “2023 Plan”). The 2023 Plan permits our Board or compensation committee to grant may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock units, other stock- or cash-based awards and dividend equivalents, or any combination thereof, to officers, employees, directors or consultants of the Company.

Subject to adjustment for stock splits or similar events, the 2023 Plan initially reserved 11,497,622 shares of Common Stock for issuance pursuant to awards, plus an annual increase on the first day of each calendar year beginning in 2024 and ending in 2033 equal to the lesser of (i) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of Common Stock as determined by our board of directors.

The Company filed with the SEC a registration statement on Form S-8 covering all of the shares of Common Stock issuable under the 2023 Plan. On January 10, 2024, the Company filed a registration statement on Form S-8 that increased the number of shares of Common Stock available for issuance under the 2023 Plan by 3,691,476 shares.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides a summary of the securities authorized for issuance under our equity compensation plans as of December 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)(1)	(b)(2)	(c)

Equity compensation plans approved by security holders 2023 Plan	1,146,264	$5.51	10,351,358

Equity compensation plans not approved by security holders	-	-	-
Total	1,146,264	$5.51	10,351,358

(1)	This column reflects 1,071,719 shares issuable upon the exercise of outstanding stock options and 74,545 shares issuable upon the vesting and payment of time-based restricted stock units (“RSUs”).

(2)	Excludes the RSUs referred to in note 1 above because they have no exercise price.

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TRANSACTIONS WITH RELATED PERSONS

Our Board adopted a policy, at the closing of the Business Combination, with respect to the review, approval, and ratification of related party transactions. Under the policy, the Audit Committee of the Board is responsible for reviewing and approving related party transactions. In the course of its review and approval of related party transactions, the audit committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires the audit committee to consider, among other factors it deems appropriate:

●	whether the transaction was undertaken in the ordinary course of business of the Company;
●	whether the related party transaction was initiated by the Company, a subsidiary, or the related party;
●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to the Company of, the related party transaction;
●	if the approximate dollar value of the amount involved in the related party transaction, particularly as it related to the related party;
●	the related party’s interest in the related party transaction;
●	whether the related party transaction would impair the independence of an otherwise independent director; and
●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve the related party transaction only if the Audit Committee determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Company and its stockholders.

In addition to the compensation arrangements with directors and executive officers described herein, the following is a description of each transaction since January 1, 2022, and each currently proposed transaction, in which:

●	we have been or are to be a participant;

●	the amount involved exceeds or will exceed $120,000; and

●	any of our directors, executive officers, or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

PIPE Subscription Agreement and Secured Promissory Note

In September 2023, concurrently with the completion of the Business Combination, pursuant to the PIPE Subscription Agreement (the “PIPE Subscription Agreement “) entered into with Nirland Limited (“Nirland”) for an aggregate purchase price of $20.0 million, the Company issued an aggregate of 2,000,000 shares of the Company’s Common Stock and PIPE Warrants (the “PIPE Warrants”) to purchase 2,000,000 shares of Company Common Stock. In conjunction with the execution of the PIPE Subscription Agreement, Corvus Capital and its affiliates entered into a participation and inducement agreement with Nirland whereby Corvus agreed to provide certain payments and economic benefits to Nirland in the event Corvus Capital sold or pledged in a debt transaction any of the shares it was receiving in the Business Combination. In certain circumstances, Nirland may have a right to cause Corvus Capital to transfer certain of its shares to it.

The PIPE Subscription Agreement contains registration rights, pursuant to which within 15 business days after the closing of the PIPE Financing, the Company was required to use reasonable best efforts to file with the SEC a registration statement registering the resale of shares of the Company’s Common Stock. On October 17, 2023, the Company filed a registration statement on Form S-1 (SEC File No. 333-275056) to satisfy that contractual requirement, which registration statement was declared effective by the SEC on December 15, 2023.

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The PIPE Warrants are exercisable until September 22, 2028 (five years after the completion of the Business Combination) and have an exercise price of $11.50 per share, subject to adjustment as set forth in the PIPE Warrants for stock splits, stock dividends, recapitalizations and similar customary adjustments. Nirland may exercise each PIPE Warrant on a cashless basis if the shares underlying the PIPE Warrants are not then registered for resale pursuant to an effective registration statement.

In addition, on August 6, 2024, the Company entered into a Senior Secured Promissory Note (the “Note”) and a Security Agreement (the “Security Agreement”, and collectively with the Note, the “Debt Agreements”) with Nirland, pursuant to which the Company issued and sold to Nirland the Note in the original principal amount of $2,650,000 (the “Note”), inclusive of a $500,000 original issuance discount. Of the total amount of the Note, $1,650,000 was issued upon execution of the Note and the balance of $500,000 will be paid after the Closing Common Stock, defined herein, has been registered for resale, and such resale registration statement has been declared effective by the Securities and Exchange Commission (the “SEC”). In connection with the Note, the Company issued Nirland 12,500,000 shares of the Company’s common stock (the “Closing Common Stock”).

The Note bears interest at a rate of 12% per annum, accruing daily on a 365-day basis, payable monthly in arrears as cash, or accrued at Nirland’s discretion. The Note matures on August 5, 2025. The Company has certain obligations to mandatorily prepay the Note, and any accrued interest, with portions of any proceeds received in connection with future financings. The Company may prepay the outstanding principal and accrued interest on the Note with no fee. Until the Note is no longer outstanding, Nirland has a right of first refusal to participate, in an amount up to 100%, with certain exceptions, in any future equity or debt offering of the Company.

The Note is secured by all assets of the Company and its subsidiary. The Note is guaranteed by the subsidiary of the Company, as well as personally by Dr. Andrew Regan, a member of the Company’s Board. The Note contains customary default provisions for a transaction of this nature. Upon an event of default, the interest rate of the Note will increase to 18%, until such time as the default is remedied.

License Agreement

On August 7, 2024, the Company and AstraZeneca AB (PUBL) (“AstraZeneca”) entered into a License Agreement, dated August 7, 2024 (the “License Agreement”). Pursuant to such License Agreement, AstraZeneca agreed to grant a license to the Company under certain intellectual property rights controlled by AstraZeneca related to HK-4 Glucokinase activators AZD1656 and AZD5658 in all indications and myeloperoxidase inhibitor AZD5904 for the treatment, prevention, and prophylaxis of idiopathic male infertility. The Company will be responsible for the development and commercialization of the relevant products licensed under the License Agreement (the “Licensed Products”).

As consideration for the grant of the license, the Company (i) granted AstraZeneca Common Stock pursuant to a Stock Issuance Agreement (as discussed below), (ii) paid AstraZeneca an up-front payment of $1.5 million, and (iii) will pay AstraZeneca a percentage (on a tiered basis) of any amounts it may receive in connection with a grant of a sublicense (subject to various customary exceptions).

AstraZeneca has been granted a right of first negotiation to develop, manufacture, and commercialize a Licensed Product if the Company receives an offer for, or solicits, a transaction where a third party would obtain the right to develop, manufacture, or commercialize a Licensed Product. If AstraZeneca exercises such right, the parties would negotiate in good faith for an agreed period of time on an exclusive basis.

Either party may terminate the License Agreement for material breach (subject to a cure period) or insolvency of the other party. The Company may terminate the License Agreement for convenience (in its entirety or on a Licensed Product-by-Licensed Product basis). In addition, AstraZeneca may terminate the License Agreement in certain circumstances, including (but not limited to) the Company ceasing development of all Licensed Products (subject to certain exceptions for normal pauses or gaps between clinical studies).

In connection with the execution of the License Agreement, the Company and AstraZeneca entered into a Stock Issuance Agreement, dated August 7, 2024 (the “Issuance Agreement”), whereby the Company issued AstraZeneca 9,504,465 shares of the Company’s Common Stock. The Issuance Agreement provides AstraZeneca with resale registration rights for such shares.

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Shareholder Support Agreements

Concurrently with the execution of the Merger Agreement, MURF, Old Conduit, and certain shareholders of Old Conduit (the “Old Conduit Shareholders”) entered into a certain shareholder support agreement dated November 8, 2022, pursuant to which the Old Conduit Shareholders agreed to vote all Old Conduit shares beneficially owned by them, including any additional shares of Old Conduit they acquire ownership of or the power to vote, in favor of the Business Combination and related transactions. Under the support agreements, each Old Conduit Shareholder also agreed that, prior to the termination of the applicable support agreement, such Old Conduit Shareholder would not transfer or otherwise enter into any agreement or understanding with respect to a transfer relating to any shares of Old Conduit owned by such shareholder. The support agreements automatically terminated on September 22, 2023.

Old Conduit Shareholder Lockup Agreements

Under the Merger Agreement, as a condition to receiving Common Stock of the Company after the closing of the Business Combination in respect of their Old Conduit shares, certain shareholders of Old Conduit executed lockup agreements pursuant to which such shareholders agreed not to sell, transfer or take certain other actions with respect to such shares of our Common Stock for a period of 180 days after the closing of the Business Combination, subject to certain customary exceptions.

Transactions with Corvus Capital Limited

Ownership of Common Stock

Corvus Capital Limited (“Corvus Capital”), an entity wholly-owned by Dr. Andrew Regan and of which Dr. Regan is the Chief Executive Officer, received 31,148,454 shares of our Common Stock, pursuant to the terms of the Merger Agreement, following the completion of the Business Combination. As of October 25, 2024, Corvus Capital owns 30,048,454 shares of our Common Stock directly and 177,627 shares of our Common Stock through its wholly-owned subsidiary, Algo Holdings, Inc., or in the aggregate approximately 30.0% of the outstanding shares of our Common Stock. Dr. Regan is also a member of our Board and received director fees of $842,081 during the year ended December 31, 2023.

Pledges and Dispositions of Common Stock

Without the Company’s knowledge, on or around February and March 2024, Dr. Regan, one of the Company’s directors, through Corvus Capital Limited, a wholly owned subsidiary, entered into certain loan and pledge agreements that resulted in the disposition, during the first half of July 2024, of approximately 15 million shares of the Company’s Common Stock held by such entity. Such loan and pledge agreements are no longer in effect. In addition, in August 2024, Dr. Regan notified the Company that Corvus Capital, on July 22, 2024, pledged 30,048,454 shares (or 31% of our outstanding Common Stock) in favor of Nirland, a significant stockholder of the Company. The shares were pledged pursuant to a participation and inducement agreement that provides, in certain circumstances, Nirland may have a right to cause Corvus Capital to transfer such shares to it.

2021 Letter Agreement

For the year ended December 31, 2021, Old Conduit incurred $1.6 million (£1.3 million) in advisory fees for funding and review of potential acquisition candidates to Corvus Capital. For the year ended December 31, 2022, Conduit incurred director’s fees payable to Dr. Regan of approximately £120,000.

2022 Convertible Loan Note Instrument

On November 1, 2022, Old Conduit approved a master Convertible Loan Note Instrument (the “2022 Convertible Loan Note Instrument”), permitting Old Conduit to issue convertible notes payable for a maximum aggregate principal amount of up to $3.3 million (£3.0 million). Under the terms of the 2022 Convertible Loan Note Instrument, Old Conduit issued convertible notes payable with an aggregate principal amount of $0.2 million (£0.2 million) and $0.3 million (£0.3 million) to Dr. Regan during January 2023, and February 2023, respectively.

The convertible notes payable issuable under the 2022 Convertible Loan Note Instrument were to mature three years after issuance to the respective noteholders and bore 5% interest, only to be paid to the noteholders in the event of a material breach by Old Conduit of the terms of the 2022 Convertible Loan Note Instrument. In the event of a Change of Control (as defined in the 2022 Convertible Loan Note Instrument), the convertible notes payable issued under the 2022 Convertible Loan Note Instrument were to automatically convert into ordinary shares of Old Conduit at a conversion price equal to a 20% discount to the price per share paid for the most senior class of shares in respect of such Change of Control. Old Conduit, with consent from the noteholders, could prepay the convertible notes payable issued under the 2022 Convertible Loan Note Instrument without penalty. The convertible notes payable issued under the 2022 Convertible Loan Note Instrument were general, unsecured obligations of Old Conduit.

Upon completion of the Business Combination, the convertible notes payable under the 2022 Convertible Loan Note Instrument were converted into an aggregate of 376,650 shares of Common Stock, which amount includes 66,650 shares of Common Stock issued to Dr. Regan for convertible notes payable to him under the 2022 Convertible Loan Note Instrument.

Directors and Officers

Certain of the individuals that serve as members of our Board since completion of the Business Combination have relationships with MURF, Old Conduit, and/or one of their respective stockholders. Chele Chiavacci Farley was a director of MURF and continues to serve on the Company’s Board; upon the completion of the Business Combination, she received 15,000 shares of Company common stock and 15,000 redeemable warrants that Murphy Canyon Acquisition Sponsor, LLC transferred to Ms. Farley in consideration of her acting as an independent director of MURF. Dr. Freda Lewis-Hall, the Chairperson of our Board, was an indirect shareholder of Conduit and indirectly received 2,003,324 shares of our Common Stock upon completion of the Business Combination. Dr. David Tapolczay, our Chief Executive Officer and a member of our Board, was a shareholder of Old Conduit and received 2,003,324 shares of our Common Stock upon completion of the Business Combination. Dr. Tapolczay is also a director of Old Conduit and he was previously the Chief Executive Officer of St George Street until September 2023. Dr. Andrew Regan, a member of our Board, is a director of Old Conduit and received 66,650 shares of our Common Stock upon completion of the Business Combination. James Bligh, a member of our Board, was an employee of Old Conduit and currently serves as a member of its board of directors. Faith L. Charles, a member of our Board, is a partner at Thompson Hine LLP, a law firm that provides legal services to us.

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REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Report of the Audit Committee of the Board of Directors

The audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2023 with the Company’s management. The audit committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

THE AUDIT COMMITTEE

Ms. Chele Chiavacci Farley (Chairperson) Dr. Freda Lewis-Hall

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s Common Stock as of October 25, 2024 by:

●	each person known to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of October 25, 2024. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of October 25, 2024 or subject to restricted stock units that vest within 60 days of October 25, 2024 are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o Conduit Pharmaceuticals Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123.

The beneficial ownership of our Common Stock is based on 100,774,035 shares of Common Stock issued and outstanding as of October 25, 2024, which number excludes the shares of Common Stock issuable upon exercise of the warrants. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of the shares shown to be beneficially owned by them.

Name and Address of Beneficial Owner(7)	Number of shares of Common Stock		% of Common Stock Beneficially Owned
Directors and named executive officers
James Bligh	93,181	(1)	*
Faith L. Charles	21,667	(2)	*
Chele Chiavacci Farley	88,939	(3)	*
Freda Lewis-Hall	2,541,978	(4)	2.52%
Andrew Regan	30,292,731	(5)	30.06%
David Tapolczay	2,077,869	(6)	2.06%

All directors and executive officers as a group (6 individuals)	35,116,365		34.74%

Other 5% beneficial owners
Corvus Capital Limited	30,292,731	(5)	30.06%
AstraZeneca AB (PUBL)	9,504,465	(8)	9.43%

*	Indicates beneficial ownership of less than 1%.

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(1)	Consists of (i) 37,272, shares of Common Stock and (ii) options to purchase 55,909 shares Common Stock that vest within 60 days. Excludes 167,725 unvested options to purchase shares of Common Stock that are not exercisable within 60 days.

(2)	Represents options to purchase 21,667 shares of Common Stock that vest within 60 days. Excludes 43,333 unvested options to purchase shares of Common Stock that are not exercisable within 60 days.

(3)	Consists of (i) 52,272 shares of Common Stock, (ii) warrants to purchase 15,000 shares of Common Stock and (iii) options to purchase 21,667 shares of Common Stock that vest within 60 days. Excludes 43,333 unvested options to purchase shares of Common Stock and 203,332 warrants to purchase shares of Common Stock, all of which are not exercisable within 60 days.

(4)	Consists of 2,525,728 shares of Common Stock of which (i) 2,003,324 were issued to Intelmed LLC, of which Dr. Lewis-Hall is the Managing Director, (ii) 516,987 shares of Common Stock were received by Mr. Emerson Hall, Jr., Dr. Lewis-Hall’s spouse, and (iii) 21,667 are underlying options that vest within 60 days and are held directly by Dr. Lewis-Hall. By virtue of this relationship with both Intelmed LLC and her spouse, Dr. Lewis-Hall may be deemed to share beneficial ownership of the securities held of record by Intelmed LLC and Mr. Emerson Hall, Jr. Dr. Lewis-Hall disclaims any such beneficial ownership except to the extent of her pecuniary interest therein. Excludes 43,333 unvested options to purchase shares of Common Stock and 504,061 warrants to purchase shares of Common Stock, all of which are not exercisable within 60 days. The business address of Intelmed LLC is 11421 Golden Eagle Court Naples, Florida 34120.

(5)	Consists of (i) 66,650 shares of Common Stock held directly by Dr. Regan, (ii) 30,048,454 shares of Common Stock held by Corvus Capital Limited, and (iii) 177,627 shares of Common Stock held by Algo Holdings, Inc. Dr. Regan is the Chief Executive Officer of Corvus Capital Limited and Algo Holdings, Inc. is a wholly owned subsidiary of Corvus Capital Limited. By virtue of this relationship, Dr. Regan may be deemed to share beneficial ownership of the securities held of record by Corvus Capital Limited and Algo Holdings, Inc. Dr. Regan disclaims any such beneficial ownership except to the extent of his pecuniary interest therein. Pursuant to a participation and inducement agreement with Nirland Limited, the 30,048,454 shares of Common Stock held by Corvus Capital Limited may, in certain circumstances, be subject to transfer to Nirland Limited and all such shares of Common Stock are subject to a pledge agreement with respect to such arrangement. The business address of Corvus Capital Limited is Floor 2, Willow House, Cricket Square PO Box 709 Grand Cayman KY1-1107, Cayman Islands.

(6)	Represents (i) 2,003,324 shares received pursuant to the Agreement and Plan of Merger, dated as of November 8, 2022 and as amended on January 27, 2023 and May 11, 2023, by and among the Company, Conduit and the Merger Sub and (ii) options to purchase 74,545 shares of Common Stock that are vesting within 60 days. Excludes 223,634 options to purchase shares of Common Stock and 600,996 warrants to purchase shares of Common Stock, all of which are not exercisable within 60 days.

(7)	The table does not include Adam Sragovicz, the Company’s former Chief Financial Officer, who resigned effective May 15, 2024, and following such resignation, to the Company’s knowledge, did not beneficially own any securities of the Company.

(8)	Represents 9,504,465 shares of Common Stock as reflected in a Schedule 13G filed with the SEC on October 11,2024. The address of AstraZeneca AB (PUBL) is SE-151 85 Södertälje, Sweden..

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PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our Board recommends that the stockholders ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 at the 2024 Annual Meeting. Representatives of Marcum LLP are expected to be present virtually at the 2024 Annual Meeting, and they will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the below services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following is a summary of fees paid or to be paid to Marcum LLP for services rendered.

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$254,800	$133,900
Audit-Related Fees(2)	$303,925	$66,950
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total	$558,725	$200,850

(1) Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements. for the year ended December 31, 2023 totaled approximately $254,800, and for the year ended December 31, 2022 totaled approximately $133,900.

(2) Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit related fees primarily include review of regulatory documents filed with the SEC and consents. We paid Marcum for audit-related fees for the year ended December 31, 2023 totaling approximately $303,925, and for the year ended December 31, 2022 totaling approximately $66,950.

(3) We did not pay Marcum for tax planning and tax advice for the years ended December 31, 2023 and December 31, 2022.

(4) We did not pay Marcum for other services for the years ended December 31, 2022 or December 31, 2023.

Vote Required

The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the approval by a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal. The ratification of the appointment of Marcum LLP is a matter considered “routine” under applicable rules. Accordingly, your banker, broker or other nominee may vote your shares on Proposal No. 2 even in the absence of your instruction.

Recommendation

Our Board recommends that you vote “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2 on the proxy card).

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PROPOSAL NO. 3 – ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ISSUED SHARES OF THE COMPANY’S COMMON STOCK INTO A LESSER NUMBER OF OUTSTANDING SHARES BY A RATIO OF NOT LESS THAN 1-FOR-10 AND NOT MORE THAN 1-FOR-100, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY THE BOARD IN ITS SOLE DISCRETION WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS, IN THE FORM ATTACHED AS ANNEX A TO THIS PROXY STATEMENT.

General

The Board has approved the form of an amendment to our Certificate of Incorporation (the “Reverse Stock Split Charter Amendment”) to combine the outstanding shares of our Common Stock, into a lesser number of outstanding shares (a “Reverse Stock Split”). As of October 25, 2024, there were 100,774,035 shares of our Common Stock outstanding. If adopted and approved by the stockholders as proposed, the Board would have the sole discretion to effect the Reverse Stock Split Charter Amendment and related combination at any time before December 18, 2025 and to fix the specific ratio for the combination, provided that the ratio would be not less than 1-for-10 and not more than 1-for-100 (the “Split Range”). The Board would also have the discretion to abandon the Reverse Stock Split Charter Amendment prior to its effectiveness.

Notwithstanding the foregoing, no such amendment or any Reverse Stock Split will occur until the Reverse Stock Split Charter Amendment, in the form attached to this proxy statement as Annex A is filed with the Secretary of State of the State of Delaware and becomes effective. If Proposal No. 3 is adopted and approved and the Board decides to proceed with the Reverse Stock Split, the Board will determine the exact reverse split ratio within the Split Range, which ratio will be included in a public announcement made prior to the effectiveness of the Reverse Stock Split Charter Amendment, and any amendment to effect the Reverse Stock Split at the other ratios within the Split Range adopted and approved by the Board and stockholders will be abandoned. The Company may effect only one Reverse Stock Split in connection with this proposal. Upon the effectiveness of the Reverse Stock Split Charter Amendment effecting the Reverse Stock Split (the “Split Effective Time”), the issued shares of our Common Stock immediately prior to the Split Effective Time will be reclassified into a smaller number of shares of Common Stock within the specified range, such that a holder of Common Stock of the Company will own one share of our Common Stock for the specified number of shares of Common Stock held by that stockholder immediately prior to the Split Effective Time, which number will be determined by the Board within the Split Range.

The form of the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split, as more fully described below, will affect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of the Company’s Common Stock or preferred stock.

Purpose

Our Board approved the proposal approving the Reverse Stock Split Charter Amendment effecting the Reverse Stock Split because it believes that:

●	seeking stockholder approval and adoption of the Reverse Split Charter Amendment to effect the reverse stock split at the discretion of the Board is advisable and in the best interests of the Company and its stockholders;

●	effecting the Reverse Stock Split may be an effective means of avoiding a delisting of the Company’s Common Stock from Nasdaq in the future;

●	an investment in the Company’s Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;

●	analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and that most investment funds are reluctant to invest in lower priced stocks; and

●	a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, the Board believes this increase may increase trading volume in our Common Stock and facilitate future financings by the Company.

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Nasdaq Requirements for Continued Listing

Our Common Stock is listed on The Nasdaq Global Market under the symbol “CDT.” On August 12, 2024, the Company received a deficiency letter (the “Nasdaq Bid Price Notice”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq indicating that, based upon the closing bid price of the Company’s Common Stock for the last 30 consecutive business days, the Company was not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Global Market (the “Minimum Bid Price Requirement”), as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). The Nasdaq Bid Price Notice had no immediate effect on the continued listing status of the Company’s Common Stock on The Nasdaq Global Market, and, therefore, the Company’s listing remains fully effective.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A) (the “Compliance Period Rule”), the Company has been provided an initial period of 180 calendar days, or until February 10, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Rule. If, at any time before the Compliance Date, the closing bid price for the Company’s Common Stock closes at $1.00 or more for a minimum of 10 consecutive business days as required under the Compliance Period Rule, the Staff will provide written notification to the Company that it complies with the Bid Price Rule, unless the Staff exercises its discretion to extend this 10 day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

If the Company does not regain compliance by February 10, 2025, the Company may be eligible for an additional 180 calendar day grace period if it applies to transfer the listing of its Common Stock to The Nasdaq Capital Market. To qualify, the Company would be required to meet the continued listing requirement for the market value of its publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and provide written notice of its intention to cure the minimum bid price deficiency during the second compliance period. If the Staff determines that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible for such additional compliance period, Nasdaq will provide notice that the Company’s Common Stock will be subject to delisting. The Company would have the right to appeal a determination to delist its Common Stock, and the Common Stock would remain listed on The Nasdaq Global Market until the appeal process is complete. There can be no assurance that, if the Company does appeal the delisting determination by the Staff to the Nasdaq Listing Qualifications Panel, that such appeal would be successful.

The Company has monitored the closing bid price of its Common Stock and believes that the Reverse Stock Split is its best option for meeting the Minimum Bid Price Requirement for continued listing on The Nasdaq Global Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the Minimum Bid Price Requirement of The Nasdaq Global Market following the Reverse Stock Split. Further, regardless of our compliance with the Minimum Bid Price Requirement, the listing of our shares on The Nasdaq Global Market may be halted or discontinued if we are unable to maintain compliance with any other Nasdaq continued listing requirement for any reason.

Potential Increased Investor Interest

On October 25, 2024, the closing price of a share of our Common Stock on Nasdaq was $0.1121 per share. An investment in our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our management believes that most investment funds are reluctant to invest in lower priced stocks.

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock.

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock in the future. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;

●	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●	the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for inclusion for trading on The Nasdaq Capital Market.

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The market price of our Common Stock will also be based on performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split Charter Amendment to effect the Reverse Stock Split is set forth in Annex A to this proxy statement.

The Reverse Stock Split will be effected simultaneously for all issued shares of our Common Stock. The Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except with respect to the treatment of fractional shares. The Reverse Stock Split will not change the terms of our Common Stock. Additionally, the Reverse Stock Split will have no effect on the number of shares of Common Stock that we are authorized to issue. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Shares of our Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Stock Split Charter Amendment, and if our Board still believes that the Reverse Stock Split is in the best interests of the Company, we will file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware at such time as our Board determines to be the appropriate Split Effective Time. Our Board may delay effecting the Reverse Stock Split without resoliciting stockholder adoption and approval thereof. Beginning at the Split Effective Time, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the Split Effective Time, our stockholders will be notified that the Reverse Split has been effected. We do not have physical certificates for our Common Stock and, as such, no exchange of such certificates will be necessary.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of the Common Stock on The Nasdaq Global Market on the last trading day immediately preceding the Split Effective Time (with such closing price proportionately adjusted to give effect to the Reverse Stock Split). Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

As of the Record Date, there were approximately 2,330 stockholders of record of the Common Stock. Upon stockholder adoption and approval of Proposal No. 3, if the Board elects to implement the Reverse Stock Split, the Company does not expect that cashing out fractional stockholders would significantly reduce the number of stockholders of record. Reducing the number of post-split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

With respect to awards granted under the Equity Plans, the number of shares of the Common Stock issuable thereunder will be rounded down to the nearest whole share of the Common Stock, in order to comply with the requirements of Sections 409A and 424 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

By approving the Reverse Stock Split Charter Amendment, stockholders will be approving the combination of a whole number of shares of the Company’s Common Stock not less than 1-for-10 and not greater than 1-for-100 into one share of the Company’s Common Stock, with the amendment setting forth the actual ratio to be determined by our Board. Furthermore, by adoption and approval of this Proposal No. 3, the stockholders will be deemed to have adopted and approved an amendment to effect the Reverse Stock Split at each of the ratios between and including 1-for-10 and 1-for-100.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company’s Board and stockholders. Other than the proposals being submitted to our common stockholders for their consideration at the 2024 Annual Meeting, the Company’s Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

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U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain U.S. federal income tax considerations of the proposed Reverse Stock Split that may be relevant to U.S. holders and non-U.S. holders (each as defined below) of the Common Stock, but does not purport to be a complete analysis of all potential tax consequences that may be relevant to such holders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of the Common Stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

This discussion is limited to holders that hold the Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income or the alternative minimum tax. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation: U.S. expatriates and former citizens or long-term residents of the United States; persons that hold shares of Common Stock in connection with a permanent establishment or fixed base outside the United States; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; persons holding the Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment; banks, insurance companies, and other financial institutions; real estate investment trusts or regulated investment companies; brokers, dealers or traders in securities; corporations that accumulate earnings to avoid U.S. federal income tax; S corporations, partnerships or other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (and investors therein); tax-exempt organizations or governmental organizations; persons deemed to sell the Common Stock under the constructive sale provisions of the Code; persons who hold or receive the Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; tax-qualified retirement plans; U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472; and holders that hold or have held, directly, indirectly or constructively pursuant to attribution rules, more than 5% of the shares of Common Stock at any time during the five-year period ending on the date of the consummation of the Reverse Stock Split.

If an entity treated as a partnership for U.S. federal income tax purposes holds the Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding the Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF THE COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

Tax Consequences to U.S. Holders

For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Common Stock that for U.S. federal income tax purposes is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (a) the administration of which is subject to the primary supervision of a U.S. court and that has one or more U. S. persons that have the authority to control all substantial decisions of the trust or (b) that was in existence before August 20, 1996, and has a valid election in effect under applicable Treasury Regulations to be treated as a U. S. person for U.S. federal income tax purposes.

The proposed Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that is treated as a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, except as described below with respect to cash received in lieu of fractional shares (which fractional share is generally treated as received and then exchanged for cash), a U.S. holder of Common Stock generally should not recognize gain or loss upon the proposed Reverse Stock Split. Accordingly, the aggregate tax basis of the U.S. holder in the shares of Common Stock received in the Reverse Stock Split, including any fractional share treated as received and then exchanged for cash, should equal the U.S. holder’s aggregate tax basis in the shares of Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. In addition, a U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered in the Reverse Stock Split. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. Holders of shares of the Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Generally, a U.S. holder who receives cash in lieu of a fractional share of the Common Stock pursuant to the proposed Reverse Stock Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Stock Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the U.S. holder’s tax basis that is allocable to such fractional share of the Common Stock. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share is more than one year as of the effective date of the proposed Reverse Stock Split. The deductibility of capital losses is subject to limitations. Special rules under Section 302 of the Code may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as a distribution under Section 301 of the Code (rather than as a sale or exchange) with respect to certain U.S. holders who own more than a minimal amount of Common Stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. U.S. holders of our Common Stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as a dividend based on their particular circumstances.

Payments of cash made in lieu of a fractional share of the Common Stock may, under certain circumstances, be subject to information reporting and U.S. “backup withholding”. To avoid backup withholding, each holder of our shares of the Common Stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and any amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

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Tax Consequences to Non-U.S. Holders

Generally, a beneficial owner of our Common Stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) (a “non-U.S. holder”) should not recognize any gain or loss upon the Reverse Stock Split.

In addition, if such non-U.S. holder were to recognize capital gain or loss attributable to cash received in lieu of a fractional share, such gain or loss should also generally not be subject to U.S. federal income or withholding tax unless (a) such gain or loss is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment maintained by the non-U.S. holder), (b) the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the Reverse Stock Split and certain other conditions are met, or (c) our Common Stock constitutes a U.S. real property interest by reason of our status as U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes

Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder. A non-U.S. holder that is a foreign corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items. A non-U.S. holder described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain realized with respect to cash received in lieu of a fractional share, which may be offset by certain U.S. source capital losses, even though the non-U.S. holder is not considered a resident of the United States, provided the non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses. With respect to clause (c) above, if we are a USRPHC, a non-U.S. holder may qualify for an exemption if our Common Stock is regularly traded on an established securities market and the non-U.S. holder does not actually or constructively hold more than 5% of such regularly traded Common Stock at any time within the shorter of the five-year period preceding the Reverse Stock Split and the non-U.S. holder’s holding period for our Common Stock. Because the determination of whether we are a USRPHC depends on the fair market value of our U.S. real property interests relative to the fair market value of our other business assets, there can be no assurance that we are not or were not at any time a USRPHC. If no exemption is available and we are a USRPHC, a Non-U.S. holder’s cash received in lieu of a fractional share will generally be subject to withholding at a rate of 15% and such non-U.S. holder will generally be taxed on any gain in the same manner as gain that is effectively connected with the conduct of a U.S. trade or business, except that the branch profits tax generally should not apply to such gain. Non-U.S. holders should consult with their tax advisors on the availability of any exemption in the event we are or become a USRPHC.

Notwithstanding the foregoing, gain recognized by a non-U.S. holder attributable to cash received in lieu of a fractional share could be treated as a dividend for U.S. federal income tax purposes (which could be subject to U.S. federal income or withholding tax) instead of capital gain if such non-U.S. holder owns more than a minimal amount of Common Stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercises more than a minimal degree of voting or other type of control over the affairs of the Company. Non-U.S. holders of our Common Stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as a dividend.

In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our Common Stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. Under certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our Common Stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

The foregoing summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business, or tax advice to any particular Company holder. This summary does not take into account your particular circumstances and does not address consequences that may be particular to you. Therefore, you should consult your tax advisor regarding the particular U.S. federal income tax consequences of the Reverse Stock Split to you, including any tax consequences arising under U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

Vote Required

The adoption and approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of issued shares of the Company’s common stock, by a ratio of not less than 1-for-10 and not more than 1-for-100, with the exact ratio to be set within this range by the Board in its sole discretion, in the form attached as Annex A to this proxy statement, requires the approval by a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal. The adoption and approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of issued shares of the Company’s common stock, by a ratio of not less than 1-for-10 and not more than 1-for-100, with the exact ratio to be set within this range by the Board in its sole discretion is a matter considered “routine” under applicable rules. Accordingly, your banker, broker or other nominee may vote your shares on Proposal No. 3 even in the absence of your instruction.

Recommendation

Our Board recommends that you vote “FOR” the adoption and approval of the amendment to the Certificate of Incorporation of the Company effecting the Reverse Stock Split of the Company’s Common Stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-100 to be determined at the sole discretion of the Board, without further approval or authorization of stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Stock Split (Proposal No. 3 on the proxy card).

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2023, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except for the Form 4 filed by Freda Lewis-Hall on December 14, 2023 reporting a stock option issued on December 1, 2023. The delinquent filing was inadvertent.

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ANNUAL REPORT TO STOCKHOLDERS

We will provide to each of our stockholders, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Any such written request should be directed to our Secretary, Conduit Pharmaceuticals Inc., at 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 can also be obtained by clicking the SEC Filings link from the Investors tab on our website at www.conduitpharma.com or directly from the SEC’s website at www.sec.gov. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

STOCKHOLDER PROPOSALS

Our Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board, c/o the Secretary, and should include the following information: (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (e) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The manner in which the Board evaluates potential directors will be the same for candidates recommended by the stockholders as for candidates recommended by others.

Stockholder proposals intended for inclusion in the proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be directed to the Secretary, Conduit Pharmaceuticals Inc., at 4995 Murphy Canyon Road, Suite 300, San Diego, California, 92123, and must be received by June 30, 2025, provided that, if the date of next year’s annual meeting changes by more than 30 days from the one-year anniversary of the 2024 Annual Meeting (i.e., December 18, 2025), then the deadline is a reasonable time before we begin to print and send proxy materials for such annual meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered timely in accordance with the Company’s Amended and Restated Bylaws, such proposals must be received by the Secretary at the above address no earlier than August 20, 2025 and no later than September 19, 2025, provided that, if the date of next year’s annual meeting changes by more than 30 days before or more than 60 days after the one-year anniversary of the 2024 Annual Meeting (i.e., December 18, 2025), such proposals must be received by the Secretary at the above address by not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 20, 2025. Such notice may be mailed to the Secretary at the address above or emailed to info@conduitpharma.com.

OTHER MATTERS

Our Board is not aware of any other matters that are to be presented for action at the 2024 Annual Meeting. However, if any other matters properly come before the 2024 Annual Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that your shares of Common Stock be represented at the 2024 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the Notice of Internet Availability of Proxy Materials or enclosed proxy card or by executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,

/s/ Dr. David Tapolczay
Dr. David Tapolczay
Chief Executive Officer and Director
San Diego, California
October 28, 2024

34

Annex A

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CONDUIT PHARMACEUTICALS INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Conduit Pharmaceuticals Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	That Section 4.1 of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 251,000,000 shares, consisting of (a) 250,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

Effective on the filing of this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Reverse Stock Split Effective Time”), a one-for-[__]1 reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [__]1 shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held by the Corporation in treasury immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time, with no corresponding reduction in the number of authorized shares of Common Stock (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If, upon aggregating all of the shares of Common Stock held by a holder of Common Stock immediately following the Reverse Stock Split such holder would otherwise be entitled to a fractional share of Common Stock, the Corporation shall pay in cash (without interest) to each such holder an amount equal to such fraction multiplied by the closing price of the Common Stock on The Nasdaq Global Market on the last trading day immediately preceding the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware (with such closing price proportionately adjusted to give effect to the Reverse Stock Split).

Each stock certificate that, immediately prior to the Reverse Stock Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, from and after the Reverse Stock Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares formerly represented by such certificate have been reclassified as well the right to receive cash in lieu of fractional shares of Common Stock to which such holder may be entitled; provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified as well as the right to receive cash in lieu of fractional shares of Common Stock to which such holder may be entitled.”

2.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

1 Shall be a whole number equal to or greater than ten (10) and equal to or lesser than one hundred (100) and shall include not more than four decimal digits, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board of directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this _____ day of _______, 20____.

CONDUIT PHARMACEUTICALS INC.

By:
Name:
Title:

[Signature Page to Certificate of Amendment]

VOTE BY INTERNET
Go to https://ts.vstocktransfer.com/pxlogin and log in using the below control number. Voting will be open until 11:59 p.m., Eastern Time, December 17, 2024.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

ATTEND THE VIRTUAL MEETING
If you would like to attend the Annual Meeting, please register for the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time, on December 18, 2024, via the following URL:

https://meeting.vstocktransfer.com/2024CONDUIT

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2024 Annual Meeting of Stockholders Proxy Card - Conduit Pharmaceuticals Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 David Tapolczay 02 Freda Lewis-Hall 03 James Bligh
04 Faith L. Charles 05 Chele Chiavacci Farley 06 Andrew Regan

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date **Signature** **Signature, if held jointly**

______________________ __________________________________ __________________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00

To Register for the Virtual Meeting, Please Visit:
https://meeting.vstocktransfer.com/2024CONDUIT

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Tapolczay and James Bligh and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of Conduit Pharmaceuticals Inc. to be held at 10:00 a.m., Eastern Time, on December 18, 2024 virtually via Zoom, and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned as of October 25, 2024 by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this proxy will be voted in accordance with the Board of Directors' recommendations for such matter. Any and all proxies heretofore given by the undersigned are hereby revoked.

Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by Conduit Pharmaceuticals Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address: ____________________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and To be Signed on Reverse Side)